Exhibit 99.1

NEWS RELEASE
For Immediate Release	Investors:	Media:
March 30, 2020	Bill Marshall	Trisha Meade
	Vice President, Investor Relations	Director, Communications & Engagement
	(804) 287-8108	(804) 285-5390
	bill.marshall@pfgc.com	mediarelations@pfgc.com

Performance Food Group Company Announces Partnerships and Corporate Actions

RICHMOND, Va. – Performance Food Group Company (PFG or the company) (NYSE: PFGC) today announced several new partnerships and corporate actions to strengthen its business during the novel coronavirus pandemic (COVID-19).

“As we all adapt to the COVID-19 pandemic, our company is in a crucial position to keep our country’s food supply chain strong,” said George Holm, PFG Chairman, President & CEO. “We are proud of the tremendous effort and dedication shown by our talented associates who are working tirelessly to keep people fed during this time. In addition to working with our existing customers, we have formed several new partnerships, brought in new business and shared many of our associates with organizations that are experiencing labor shortages. PFG is also diligently assessing and managing how we spend our capital so that we are in the best financial position possible. With our new partnerships and the innovation shown by our organization, we believe we can come out of this period as a stronger company.”

Over the past few weeks, PFG has taken several actions to support the customers and communities it serves, to engage its workforce in new ways and to manage its cost base. Examples of these activities include:

•	Signed agreements with 10 new grocery retail partners to-date and sharing over 1,000 associates to help keep shelves stocked with food

•	Distributing groceries to approximately 480 new grocery locations as PFG builds out its distribution capabilities to this channel

•	Entering into new partnerships to support on-line ordering for its customers through OpenMenu, Swipeby and several other third-party delivery operators

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Supporting its restaurant customer base by launching tools to assist the independent channel, advertise which restaurants are open, and help with a transition to higher volume in take-out and delivery.

The company has taken the following measures to protect its long-term financial position:

•	Drawing $400 million from its $3.0 billion credit facility which was put to cash on the company’s balance sheet

•	Halting all non-essential capital expenditure activities

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Suspending its share repurchase program; during the fiscal third quarter and through March 23, the company repurchased 315,100 shares for approximately $5 million or a weighted average of $15.80 per share.

Holm continued, “The current COVID-19 situation has created a challenging operating environment for our industry and the customers and communities we serve. PFG’s decentralized operating model allows quick decisions at the local level, which will continue to serve us well. We will remain nimble to protect our current business and continue to look for new opportunities to grow.”

About Performance Food Group Company

Built on the many proud histories of our family of companies, Performance Food Group is a customer-centric foodservice distribution leader headquartered in Richmond, Virginia. Grounded by roots that date back to a grocery peddler in 1885, PFG today has a nationwide network of over 100 distribution centers, nearly 25,000 talented associates and thousands of valued suppliers across the country. With the goal of helping our customers thrive, we market and deliver quality food and related products to over 200,000 locations including independent and chain restaurants, schools, business and industry locations, healthcare facilities, vending distributors, office coffee service distributors, big box retailers, theaters and convenience stores. Building strong relationships is core to PFG’s success – from connecting associates with great career opportunities to connecting valued suppliers and quality products with PFG’s broad and diverse customer base. To learn more about PFG, visit pfgc.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include, but are not limited to, all statements that do not relate solely to historical or current facts. You can identify these forward-looking statements by the use of words such as “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words.

Such forward-looking statements are subject to various risks and uncertainties, including but not limited to the factors discussed under the section entitled “Risk Factors” in PFG’s Annual Report on Form 10-K for the fiscal year ended June 29, 2019 filed with the Securities and Exchange Commission (the “SEC”) on August 16, 2019, as such factors may be updated from time to time in our periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov, which could cause actual future results to differ materially from those expressed in any forward-looking statements. Such factors include:

•	the impact of COVID-19 on the global markets and the restaurant industry specifically is currently unknown;

•	competition in our industry is intense, and we may not be able to compete successfully;

•	we operate in a low margin industry, which could increase the volatility of our results of operations;

•	we may not realize anticipated benefits from our operating cost reduction and productivity improvement efforts;

•	our profitability is directly affected by cost inflation or deflation and other factors;

•	we do not have long-term contracts with certain of our customers;

•	group purchasing organizations may become more active in our industry and increase their efforts to add our customers as members of these organizations;

•	changes in eating habits of consumers;

•	extreme weather conditions;

•	our reliance on third-party suppliers;

•	labor relations and costs risks and availability of qualified labor;

•	volatility of fuel and other transportation costs;

•	inability to adjust cost structure where one or more of our competitors successfully implement lower costs;

•	we may be unable to increase our sales in the highest margin portions of our business;

•	changes in pricing practices of our suppliers;

•	our growth strategy may not achieve the anticipated results;

•	risks relating to acquisitions, including the risks that we are not able to realize benefits of acquisitions or successfully integrate the businesses we acquire;

•	environmental, health, and safety costs;

•	the risk that we fail to comply with requirements imposed by applicable law or government regulations;

•	our reliance on technology and risks associated with disruption or delay in implementation of new technology;

•	costs and risks associated with a potential cybersecurity incident or other technology disruption;

•	product liability claims relating to the products we distribute and other litigation;

•	adverse judgments or settlements;

•	negative media exposure and other events that damage our reputation;

•	anticipated multiemployer pension related liabilities and contributions to our multiemployer pension plan;

•	decrease in earnings from amortization charges associated with acquisitions;

•	impact of uncollectibility of accounts receivable;

•	difficult economic conditions affecting consumer confidence;

•	departure of key members of senior management;

•	risks relating to federal, state, and local tax rules;

•	the cost and adequacy of insurance coverage;

•	risks relating to our outstanding indebtedness; and

•	our ability to maintain an effective system of disclosure controls and internal control over financial reporting.

Any forward-looking statement, including any contained herein, speaks only as of the time of this press release and we do not undertake to update or revise them as more information becomes available or to disclose any facts, events, or circumstances after the date of this press release that may affect the accuracy of any forward-looking statement, except as required by law.